Grain Outlook and Ethanol Impact

April 3, 2008

Southwest Iowa Renewable Energy, LLC

Council Bluffs, IA

Bill Holbrook

The ProExporter Network

WORLD CORN SUPPLY-DEMAND (USDA WASDE)

PRX_World_usdaSD, GTB-08-03, Mar-11-08

Crop Year*	Beg. Stocks	Production	Imports	Supply	Exports	Feed Use	Food & Ind. Use	Total Use	End Stocks	Stocks to Use
	mmt	mmt	mmt	mmt	mmt	mmt	mmt	mmt	mmt	ratio
04-05	104	713	77	816	78	471	136	685	131	0.19
05-06	131	696	79	828	81	476	147	704	124	0.18
06-07	124	704	91	828	93	472	157	722	106	0.15
07-08	106	770	93	876	94	491	187	772	104	0.13
Change from previous year										
	-18	66	2	48	2	19	30	50	-2	-0.01


Corn Stocks to Use Ratios
*Aggregate of local marketing years. China stocks and use data before 1985 not revised by USDA.
World
US
China
World corn stocks to use ratio continues at historically low level, as world energy demand converges with
1.20
1.10
1.00
0.90
0.80
0.70
0.60
0.50
0.40
0.30
0.20
0.10
0.00
70-71
75-76
80-81
85-86
90-91
95-96
00-01
05-06
10-11

PRX Overview of Current Corn, Soybean, & Wheat Supply-Demand

PRX FORECAST SUMMARY, MAJOR CROPS

PRX_WASDEcomp, GTB-08-03rev, Mar-31-08

Item	Unit	US CORN PRX 07-08	US CORN PRX 08-09	US SOYBEANS PRX 07-08	US SOYBEANS PRX 08-09	US WHEAT PRX 07-08	US WHEAT PRX 08-09
Carry-in	mil bu	1304	1418	574	127	456	302
Area planted	thou ac	93600	86014	63631	74793	60433	63803
Area harvested	thou ac	86542	78920	62820	73814	51011	55524
Yield	bu/ac	151	156	41	43	41	43
Production	mil bu	13074	12276	2585	3166	2067	2414
Imports	mil bu	15	10	0	0	90	100
Supply	mil bu	14393	13704	3159	3294	2613	2816
Feed/Residual Use	mil bu	6150	5450	123	150	136	280
Industrial Use	mil bu	4375	5361	1840	1875	950	955
Total Domestic Use	mil bu	10525	10811	1963	2025	1086	1235
Foreign Exports	mil bu	2450	2150	1075	950	1225	1050
Total Use	mil bu	12975	12961	3038	2975	2311	2285
Carry-out	mil bu	1418	744	127	323	302	531
US Farm Price	cts/bu	435	600	1050	1000	685	650


US SOYBEAN-TO-CORN & SOYBEAN-TO-WHEAT
FARM PRICE RATIOS
Ratio
PRX_B_US_BA, PRX_GTB-08-01, Feb-04-08
4.00
3.50
3.00
2.50
2.00
1.50
1.00
0.50
0.00
2004 favored beans.
2005 favored beans.
2008 looks more neutral.
2007 favored corn.
Soybean-to-Corn Ratio, actual
Soybean-to-Corn Ratio, forecast by historical seasonality
Soybean-to-Wheat Ratio, actual
Soybean-to-Wheat Ratio, forecast by historical seasonalit
Mar-91
Mar-92
Mar-93
Mar-94
Mar-95
Mar-96
Mar-97
Mar-98
Mar-99
Mar-00
Mar-01
Mar-02
Mar-03
Mar-04
Mar-05
Mar-06
Mar-07
Mar-08

ETHANOL & WHOLESALE GASOLINE PRICE, Past Six Years by Month

Source: US DOE, Energy Information Administration (EIA) & EBN. PRX_EIA_PriceAnal, GTB-08-03,


Cents per gallon
400
375
350
325
300
275
250
225
200
175
150
125
100
75
50
25
0
-25
-50
-75
-100
Wholesale Gasoline, actual
Wholesale Gasoline, EIA forecast
Ethanol spot farmbelt, actual (EBN)
Ethanol spot farmbelt, PRX forecast
Ethanol minus Wholesale Gasoline, actual
Ethanol minus Wholesale Gasoline, forecast
Sep-01
Sep-02
Sep-03
Sep-04
Sep-05
Sep-06
Sep-07
Sep-08


CORN & DDG PRICE IN FARMBELT, Past Six Years by Month
Source: US DOE, USDA Farm Prices, adjusted by PRX. PRX_EIA_PriceAnal, GTB-08-03, Mar-2
Dollars per ton
200
175
150
125
100
75
50
25
0
Corn farm price, actual
Corn farm price, PRX forecast
DDG price, actual
DDG price, PRX forecast
Sep-01
Sep-02
Sep-03
Sep-04
Sep-05
Sep-06
Sep-07
Sep-08
The corn "farm price" is determined by USDA-NASS eac
month by state, using a telephone survey of elevator an
processor grain buyers. The PRX forward projection is a
"what if" calculation based on historical seasonality. The
"farm price" is not closely correlated to futures and basis
prices at specific locales, and it should not be used in
commercial risk management programs.


MODEL ETHANOL RETURN*, Past Six Years by Month
Source: US DOE, Energy Information Administration (EIA). PRX_EIA_PriceAnal, GTB-08-03, Mar-
Cents per gallon
Model return, actual
Model return, PRX forecast
*PRX model ethanol return is a generalize
monthly estimate for the farmbelt, cents pe
gallon after all costs.
250
225
200
175
150
125
100
75
50
25
0
-25
-50
Sep-01
Sep-02
Sep-03
Sep-04
Sep-05
Sep-06
Sep-07
Sep-08


WEEKLY ETHANOL DEMAND ANNUALIZED
Source: USDOE Energy Information Administration, "Weekly Inputs, Utilization & Production"
PRX_EthanolDemand_PPT, OTB-08-03, Mar-26-08
Million Gallons
Crop Year 07-08
Mil Gals
USDA 8820
PRX 8300
Latest DOE, annualized 03/21/08 8360
Crop Yr to date 7698
Total ethanol Blended and Exported
Ethanol blended in RFG
Ethanol Blended in RFG and Conventional
Trend of last 52 weeks of 06-07 crop year
PRX Crop Year 07-08 Target
USDA Crop Year 07-08 Forecast
PRX estimated Capacity, Aug-08.
PRX estimated ethanol domestic production capacity, Aug-08, 11.5 bil gals.
Expansion pace needed for USDA's forecast.
12000
11000
10000
9000
8000
7000
6000
5000
4000
3000
2000
1000
0
9/3/04
9/3/05
9/3/06
9/3/07
9/3/08


US MOTOR GASOLINE with and without ETHANOL, Dec-07, Monthl
Total of 11450 Million Gallons
PRX_EthanolPrdn, GT8-08-02, Mar-03-08
In Dec-07, 54 percent of US Mo Gas was blended with ethanol.
Reformulated gasoline (RFG) tot: 98.8 percent with ethanol
3840
Mainly the northeastern US and California (mandated to replace MTBE), delivered by rail unit trains and truck.
Conventional gasoline witho ethanol
5230
Outside the RFG areas and the Midwest, lacking rail delivery, lacking ready retai sites, and with many state-level regulatory issues
Conventional gasoline with ethanol (mainly E-10)
2380
Mainly in the Midwest, delivere truck and rail.

RENEWABLE FUEL STANDARD
of Energy Independence and Security Act of 2007

PRX_EISA2007_start, GT8-08-01, Jan-31-08

1	2	3	4	5	6	7	8
Cal Year	Renewable Fuel Total	Conventional Biofuel (I.e., corn starch) at least 20% GHG reduction 2010 and after	Advanced Biofuel at least 50% GHG reduction	Cellulosic Biofuel at least 60% GHG reduction	Advanced non-Cellulosic Biofuel (assume) at least 50% GHG reduction	Biobased Diesel at least 50% GHG reduction	Advanced non-Cellulosic non-Biodiesel Biofuel (assume) at least 50% GHG reduction
	bil gal	bil gal	bil gal	bil gal	bil gal	bil gal	bil gal
2006	4.00	4.00					
2007	4.70	4.70					
2008	9.00	9.00					
2009	11.10	10.50	0.60			0.50	
2010	12.95	12.00	0.95	0.10	0.85	0.65	0.20
2011	13.95	12.60	1.35	0.25	1.10	0.80	0.30
2012	15.20	13.20	2.00	0.50	1.50	1.00	0.50
2013	16.55	13.80	2.75	1.00	1.75	*1.00**	*0.75*
2014	18.15	14.40	3.75	1.75	2.00	*1.00*	*1.00*
2015	20.50	15.00	5.50	3.00	2.50	*1.00*	*1.50*
2016	22.25	15.00	7.25	4.25	3.00	*1.00*	*2.00*
2017	24.00	15.00	9.00	5.50	3.50	*1.00*	*2.50*
2018	26.00	15.00	11.00	7.00	4.00	*1.00*	*3.00*
2019	28.00	15.00	13.00	8.50	4.50	*1.00*	*3.50*
2020	30.00	15.00	15.00	10.50	4.50	*1.00*	*3.50*
2021	33.00	15.00	18.00	13.50	4.50	*1.00*	*3.50*
2022	36.00	15.00	21.00	16.00	5.00	*1.00*	*4.00*

*Minimum, with actual to be determined by joint review of EPA, DOE, and USDA.

BS-2 Corn Ethanol Expansion


US FUEL ETHANOL PRODUCTION IN BLUE SKY MODEL, 2002-2015
Million gallons
PRX_8_US_States, GT8-07-10, Dec-11-07
Potential capacity could be much greater. Actual production depends on ethanol price and corn price — which in the PRX Model will rise (due to corn production limits) to constrain actual ethanol production as shown.
20000
18000
16000
14000
12000
10000
8000
6000
4000
2000
0
00-01
02-03
04-05
06-07
08-09
10-11
12-13
14-15
Dry mill model production
Wet mill model production
Total fuel ethanol capacity survey


Approximate Corn Production in Cornbelt Foregone to
Conservation Reserve Program (Largest Bubble = 4 mil bu)
This corn will not be "left on the table" for long, and will gradually come back into play.


US DDG DOMESTIC USE & EXPORTS to FOREIGN
PRX_B_US_BA_BS, GTB-07-12, Dec-11-0
000mt
50000
45000
40000
35000
30000
25000
20000
15000
10000
5000
0
90-91
95-96
00-01
05-06
10-11
15-16
DDG domestic use, projected
DDG domestic use, actual
DDG exports, projected
DDG exports, actual
PRX Blue Sky Forecast shows a large increase in DDG production—most of which is fed in place of whole corn DOMESTICALLY, with limited exports to foreign.


US CORN FARM PRICE, LONGTERM FORECASTS
USDA-ERS Baseline Track Record, and Current PRX
Cents per bushe
PRX_ERSbaseline_Corn, GT8-08-01, Jan-31-08
600
550
500
450
400
350
300
250
200
150
100
90-91
95-96
00-01
05-06
10-11
15-16
PRX Blue Sky corn price is well above last year's USDA model, and more volatile.
USDA-Actual
USDA-BL-97
USDA-BL-98
USDA-BL-99
USDA-BL-00
USDA-BL-01
USDA-BL-02
USDA-BL-03
USDA-BL-04
USDA-BL-05
USDA-BL-06
USDA-BL-07
PRX-07 Speculative


Norfolk
lbion
Columbus
Central City
Aurora
York
Fairmont
Carleton
Wahoo
Mead
Blair
Lincoln
Crete
Adams
Council Bluffs
Denison
Glidden
Grand Junction
Ne
Coon Rapids
Menlo
Atlantic
Red Oak
Brooks
Shenandoah
Hamburg
Craig


SIRE Territory Estimated "Free" Corn
Harrison
Mills
Pottawattamie
Shelby
120.0
100.0
80.0
60.0
40.0
20.0
-
Millions of Bushels
03-04
04-05
05-06
06-07
07-08
08-09
Marketing Year

Summary

- World grain stocks remain tight
- US battle for acres
- Energy (world & US) driving agriculture
- Renewable fuel standard & greenhouse gas emissions
- High crop prices
- Volatility